UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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India Globalization Capital, Inc.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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India Globalization Capital Inc.

10224 Falls Road, Potomac,

Maryland, 20854

ANNUAL MEETING OF STOCKHOLDERS

September 14, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Stockholders’ Meeting of India Globalization Capital, Inc. (“IGC,” “we,” “us,” “our” or the “Company”), which is to be held at 10224 Falls Road, Potomac, Maryland, on October 15, 2021, at 11:00 a.m. local time.  Due to the current COVID-19 outbreak and governmental restrictions of public gatherings and thinking about the wellbeing of our shareholders and employees, attendees should wear a self-provided mask that covers the nose and mouth completely at all times and practice social distancing. If you experience cold or flu-like symptoms or have been exposed to COVID-19, please stay home. If you are in attendance, you might be asked to leave the premises for the protection of the other attendees. We reserve the right to take any additional precautionary measures we deem appropriate in relation to the physical meeting and access to our premises. We may need to change the time, date or location of the Annual Meeting. If we do so, we will announce any changes in advance as required by the Securities Exchange Commission and by any applicable state law. The Annual Meeting will commence with a discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders followed by a report on our operations.

The Notice of Annual Meeting of Stockholders and Proxy Statement, which more fully describe the formal business to be conducted at the Annual Meeting, follow this letter.  A copy of our Annual Report to Stockholders for the fiscal year ended March 31, 2021 is also enclosed.  We encourage you to carefully read these materials. The notice and the accompanying proxy statement will be mailed to all stockholders by September 16, 2021.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting.  Therefore, I urge you to promptly vote and submit your proxy by signing, dating and returning your proxy card.  Beneficial owners of shares held in street name should follow the instructions in the Proxy Statement for voting their shares.  If you are a record holder and you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 15, 2021:

This Proxy Statement, the Notice of Annual Meeting of Stockholders and our Annual Report to Stockholders are available at http://www.igcinc.us.

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

/s/ Richard Prins

Chairman

| 2021 Form DEF 14A

India Globalization Capital Inc.

10224 Falls Road, Potomac,

Maryland, 20854

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

The Annual Meetings of Stockholders (the “Annual Meeting”) for the year ended March 31, 2021, of India Globalization Capital, Inc. (“IGC,” “we,” “us,” “our” or the “Company”) will be held at 10224 Falls Road, Potomac, Maryland, 20854, on October 15, 2021, at 11:00 a.m. local time.  Voting materials, which include this Proxy Statement, the proxy card and our Annual Report for the fiscal ended March 31, 2021, are first being mailed to Stockholders of the Company on or about September 16, 2021.

Stockholders who desire to attend the Annual Meeting should indicate such planned attendance by marking the appropriate box on the enclosed proxy card.  Stockholders who do not indicate attendance at the Annual Meeting by proxy will be required to present acceptable proof of stock ownership to attend the Annual Meeting.  All stockholders must furnish personal photo identification for admission to the Annual Meeting.

The Company will hold the Annual Meeting for the following purposes:

(1)

To elect Mr. Richard Prins to the Company’s board of directors to serve as a Class B director until the 2024 annual meeting of Stockholders and until such director’s respective successor shall be duly elected and qualified, or until such director’s earlier death, resignation or removal from office;

(2)	To ratify the appointment of Manohar Chowdhry & Associates, as the Company’s independent registered public accounting firm for the 2022 fiscal year;

(3)

To approve the grant of 3,500,000 shares of common stock to be granted from time to time to the Company’s current and new employees, advisors, directors, and consultants by the board of directors, pursuant to certain metrics including performance, vesting, and incentive as set by the board of directors and or the CEO; and

(4)

To act upon such other matters as may properly come before the Annual Meeting, including any proposal to adjourn or postpone of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies (the “Adjournment Proposal”).

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of each of the foregoing items of business.

Only holders of record of our common stock at the close of business on September 10, 2021 are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments or postponements thereof.

By Order of the Board of Directors,

Richard Prins

Chairman

September 14, 2021

| 2021 Form DEF 14A

INDIA GLOBALIZATION CAPITAL, INC.

PROXY STATEMENT

The board of directors of India Globalization Capital, Inc. (the “Board of Directors”) is soliciting proxies for the Annual Meeting.  You may revoke your proxy at any time prior to voting at the Annual Meeting by submitting a later dated proxy or by giving timely written notice of your revocation to the Secretary of the Company.  Proxies properly executed and received by the Secretary prior to the Annual Meeting, and not revoked, will be voted in accordance with the terms of the proxies.

Registered stockholders holding shares of the Company’s common stock may vote by completing, signing and dating the proxy card and returning it as promptly as possible.  The Company will pay all of the costs associated with this proxy solicitation.  Proxies may be solicited in person or by mail, telephone, telefacsimile or other means of electronic transmission by our directors, officers and employees.  We will also reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding soliciting materials to the beneficial owners of the Company’s common stock.

If you desire to attend the Annual Meeting, you should indicate your intent to attend in person when voting by marking the appropriate box on the enclosed proxy card.  If you do not indicate attendance at the Annual Meeting on the proxy, you will be required to present acceptable proof of stock ownership to attend.  All stockholders who attend the Annual Meeting must furnish personal photo identification for admission.  If your shares are not registered in your own name and you plan to attend the Annual Meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a proxy executed in your favor and bring it to the Annual Meeting in order to vote.

VOTING RIGHTS

Our stockholders are entitled to one vote at the Annual Meeting for each share of Company common stock held of record as of September 10, 2021, the record date for the Annual Meeting.  As of the close of business on the record date, there were 51,038,017 shares of common stock outstanding.  A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the Annual Meeting (the “Record Date”).  If your shares are held in “street name”, these proxy materials are being forwarded to you by your bank or brokerage firm (the “Record Holder”), along with a voting instruction card.  As the beneficial owner, you have the right to direct the Record Holder on how to vote your shares, and the Record Holder is required to vote your shares in accordance with your instructions.  If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.”

BROKER NON-VOTES

A “broker non-vote” occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.

The election of directors in an uncontested election is deemed to be a non-routine matter.  The vote to approve grants of shares of common stock from time to time to the Company’s current and new employees, advisors, directors, and consultants by the board of directors is also deemed to be a non-routine matter. Accordingly, if you hold your shares in street name, in order for your shares to be voted for the election of directors at the Annual Meeting (Proposal One), and the grant of up to 3,500,000 shares of common stock to the Company’s current and new employees, advisors, directors, and consultants by the board of directors (Proposal Three), you must provide voting instructions to your broker in accordance with the voting instruction card that you will receive from your broker.  Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes.

For purposes of this Annual Meeting, the Company has determined that the reappointment of its independent auditors (Proposal Two) is a routine matter under applicable rules.  A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal Two. The approval of the Adjournment Proposal (Proposal Four) requires a majority of all the votes cast at a meeting at which a quorum is present. Approval of the Adjournment Proposal is not conditioned upon the approval of any other proposals in this proxy.

| 2021 Form DEF 14A

We are not aware of any matters that are to come before the Annual Meeting other than those described in this Proxy Statement; however, if other matters do properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote such proxy in accordance with their best judgment.

SOLICITATION OF PROXIES

We will bear the cost of soliciting proxies.  In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs.  We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.  We have also engaged InvestorCom to solicit proxies on our behalf.  We anticipate that the fees to InvestorCom will be approximately $2,750.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board of Directors is currently divided into three classes, Class A, Class B and Class C, with only one class of directors being elected in each year and each class serving a three-year term.  At the 2021 Annual Meeting, a Class B director is to be elected as member of our Board of Directors to serve until the 2024 Annual Stockholders Meeting and until his successor is duly elected and qualified, or until his earlier resignation, removal or death.  Our Board of Directors has nominated Mr. Richard K. Prins to serve as a Class B director.

The other current directors consist of one Class C director and one Class A director, who will serve until the 2022 and 2023 Annual Stockholders’ Meetings, respectively, and until their successors are duly elected and qualified.

Should any vacancy occur on the Board of Directors, the remaining directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.  Any director elected by the Board of Directors to fill a vacancy would hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualified.  If the size of the board is increased, additional directors will be apportioned among the three classes in order to make all classes as nearly equal as possible.

Set forth below is information regarding our Class B director nominee.  Except as set forth below, there are no family relationships between any of our directors or executive officers.  Each director holds his office until he or she resigns or is removed and his or her successor is elected and qualified.

Name	Age	Position	Time in Position
Mr. Richard Prins	64	Chairman, Board and Audit Committee Chairman, Disclosure and Compensation Committees Class B Director	Since 2012 Since 2020 2007 to Present

Mr. Richard Prins has been our Chairman and Audit Committee Chairman since 2012 and has served as a Director since May 2007. Mr. Prins has extensive experience in private equity investing and investment banking. From March 1996 to 2008, he was the Director of Investment Banking at Ferris, Baker Watts, Incorporated (FBW). Mr. Prins served in a consulting role to RBC until January 2009. Mr. Prins currently serves on one other board, volunteers full time with a non-profit organization, Advancing Native Missions, and is a private investor. Since February 2003, he has been on the board of Amphastar Pharmaceuticals, Inc. Mr. Prins holds a B.A. degree from Colgate University and an M.B.A. from Oral Roberts University. Mr. Prins has substantial knowledge and experience with U.S. capital markets, has served on and chaired audit and compensation committees of boards, has extensive experience in finance, accounting, and internal controls over financial reporting. His knowledge of the pharmaceutical industry and experience with U.S. capital markets make him qualified to serve as a director of our Company.

| 2021 Form DEF 14A

The following sets forth information regarding our current Class A and Class C directors.  Except as set forth below, there are no family relationships between any of our directors or executive officers.  Each director holds office until he or she resigns or is removed and his or her successor is duly elected and qualified.

Name	Age	Position	Time in Position
John E. Lynch	84	Board and Audit Committee Class A Director	January 2021 to Present

Ram Mukunda	61	Chief Executive Officer, Executive Chairman, President and Class C Director	April 2005 to Present

Mr. John E. Lynch has served as a Director since January 2021. Mr. Lynch helped negotiate the licensing of the patent filed by the University of South Florida titled “Extreme Low Dose THC as a Therapeutic and Prophylactic Agent for Alzheimer’s Disease,” which is the basis for our Hyalolex Drops of Clarity™, available only in Puerto Rico, as well as the IGC-AD1 formulation, subject of a Phase 1 trial. Mr. Lynch has been an independent consultant since 2003, and, for the past five years, he has served IGC as an Advisor. Mr. Lynch has been instrumental in developing the intellectual property strategy for the Company. Thanks to Mr. Lynch’s strategy and support, the Company has filed eleven patents with the United States Patent & Trademark Office (USPTO) including formulations for Cannabidiol-based compositions and methods for treating pain, cachexia and eating disorders, seizures, CNS disorders, restoring energy, stuttering and Tourette syndrome (TS), and Alzheimer’s disease related symptoms. Mr. Lynch was an adjunct professor of law at Georgetown University Law Center, as well as an adjunct professor in Intellectual Property (IP) Law at the University of San Francisco School of Law. Mr. Lynch received a B.S., Chemistry, in 1960 from Fordham College and a J.D. in 1963 from Georgetown University Law Center. Mr. Lynch’s extensive experience make him qualified to serve as a director of our Company.

Mr. Ram Mukunda has served as CEO and President since April 29, 2005. He is responsible for general management and over the past seven years has been largely responsible for the Company’s strategy and positioning in the medical cannabinoids industry. He has been the chief-inventor and architect of all patent filings by the Company, and the thrust into R&D and medical trials, which support the Company’s desire to bring low-cost medications that address diseases and ailments that affect mankind. Prior to IGC, from January 1990 to May 2004, Mr. Mukunda served as Founder and CEO of Startec Global Communications, that he took public in 1997 on NASDAQ. Prior to Startec, he served as Strategic Planning Advisor at Intelsat, a communications satellite services provider and prior to that worked in the bond market for a boutique firm on Wall Street. Mr. Mukunda serves as an Emeritus member on the Board of Visitors at the University of Maryland, School of Engineering. From 2001 to 2003, he was a Council Member at Harvard’s Kennedy School of Government, Belfer Center of Science and International Affairs. Mr. Mukunda is the recipient of several awards including, among others, the 2013 University of Maryland’s International Alumnus of the year award, the 2001 Distinguished Engineering Alumnus Award, the 1998 Ernst & Young, LLP’s Entrepreneur of the Year Award. He holds a B.S. degree in Electrical Engineering, a B.S degree in Mathematics, and a M.S. in Engineering from the University of Maryland. Mr. Mukunda has traveled extensively, and managed companies in Europe and Asia. He has over 20 years of experience managing public companies and has acquired and integrated over 20 companies. His in-depth business experience in the medical cannabinoids industry, his knowledge of U.S. capital markets, capital structuring, international joint ventures, and broad science and engineering background make him qualified to serve as a director of our Company.

Vote Required and Board of Directors Recommendation

The election of the nominee for director requires a majority of the votes present at the meeting and entitled to vote, in person or by proxy. In determining whether the proposal has been approved, abstentions will be counted for purposes of determining the presence or absence of a quorum and will be counted as votes against the purpose, and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

Stockholders do not have the right to cumulate their votes in the election of directors. If, at the time of the Annual Meeting, the nominee should be unavailable to serve as a director, it is intended that votes will be cast, in accordance with the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors, or the Board of Directors may reduce the number of directors. The nominee has consented to being named in this Proxy Statement and to serve if elected.

The Board of Directors recommends that the stockholders vote FOR the election of the nominee set forth above.  Properly executed and delivered proxies solicited by management for which no specific direction is included will be voted FOR the election of the nominee listed to serve as director.

| 2021 Form DEF 14A

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On July 13, 2021, the Audit Committee of the Board selected Manohar Chowdhry & Associates as the Company’s independent registered public accountants for the fiscal year ending March 31, 2022.

Manohar Chowdhry & Associates served as the Company’s independent auditors for the fiscal years ended March 31, 2019, 2020, and 2021, reviewing the Company’s financial statements. Services provided to the Company by Manohar Chowdhry & Associates for the 2020 and 2021 fiscal years are described in “Audit Information.”  A representative of Manohar Chowdhry & Associates will not be present at the meeting.

Although stockholder ratification is not required by the Company’s Bylaws or otherwise, the Board of Directors is requesting that stockholders ratify the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accountants to make an examination of the financial statements of the Company for the 2022 fiscal year.  If stockholders do not ratify the selection of Manohar Chowdhry & Associates at the Annual Meeting, the Audit Committee will reconsider whether to retain that firm for future audits.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

Vote Required and Board of Directors Recommendation

The ratification of the appointment of Manohar Chowdhry & Associates as the Company’s independent registered public accountants for the 2022 fiscal year will require the affirmative vote of the holders of a majority of the shares of outstanding common stock present or represented at the Annual Meeting and entitled to vote thereat.  In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Manohar Chowdhry & Associates as the Company’s independent registered public accountants for the 2022 fiscal year.  Proxies solicited by management for which no specific direction is included will be voted FOR ratification of the appointment of Manohar Chowdhry & Associates.

PROPOSAL THREE

GRANT OF 3,500,000 SHARES OF COMMON STOCK

TO OUR CURRENT AND NEW OFFICERS, DIRECTORS, EMPLOYEES,

ADVISORS AND CONSULTANTS

Our Board of Directors is requesting that IGC stockholders approve a grant of 3,500,000 shares of common stock to current and new officers, directors, employees, advisors and consultants (the “Compensation Shares”).

The Compensation Committee believes that the grant of the Compensation Shares to some of its current officers, employees, directors, advisors, and consultants is important in order to align their interests with the interests of the Company and its shareholders, as well as to retain them as the Company builds its Plant and Cannabinoid business in an industry brimming with opportunity, high growth, and high relative valuations.

Among the accomplishments achieved by the Company in fiscal 2021are the following: i) after receiving approval by the Food and Drug Administration (FDA) and the Institutional Review Board (IRB), the Company initiate and finished Phase 1 of human clinical trials for its product IGC-AD1 targeting Alzheimer’s disease; ii) The Company is engaging more Principal Investigators and a study sites in preparation to conduct Phase 2 trial on its Investigational Drug Candidate (IDC) IGC-AD1; iii) on July 20, 2021, the United States Patent and Trademark Office ("USPTO") issued a patent (#11,065,225) for the treatment of Alzheimer’s disease entitled "Ultra-Low dose THC as a potential therapeutic and prophylactic agent for Alzheimer’s Disease." The original patent application was initiated by the University of South Florida ("USF") and filed on August 1, 2016. On May 25, 2017, IGC entered into an exclusive license agreement with USF with respect to the patent application and the associated research conducted on Alzheimer’s disease.

| 2021 Form DEF 14A

The Board of Directors will determine, subject to vesting, the award of the Compensation Shares among its current officers, employees, directors, advisors, and consultants based on the Compensation Committee’s recommendation and depending on specific factors like individual’s contribution to the Company’s business advancement and creation of intellectual property, NYSE/SEC/IRS compliance, business strategy, overhead and expenses control/savings and management of daily operations, amongst others. As of the date of this Proxy Statement, IGC has no contractual agreement to issue to any of its current officers, employees, directors, advisors, and consultants any shares of the issued and outstanding shares of the common stock of IGC. As of this filing, the Compensation Committee has not made a determination of the amount of Compensation Shares to be awarded to current officers, employees, directors, advisors, and consultants and the amount to be used in the future to recruit specialists. The NYSE American rules require IGC stockholders’ approval prior to the issuance of the Compensation Shares.

At the Record Date, 640,000 shares of the Company’s Common Stock remained available for future grants under the Company’s existing equity plan. On the Record Date, the closing price of our Common Stock was $1.53 per share. On the Record Date, directors and executive officers, including the Named Executive Officers, and approximately 20 employees and consultants of the Company were eligible to participate in the receipt of the Compensation Shares.

The following table summarizes information about our equity compensation plan as of the Record Date:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities available for future issuance (excluding shares in column (a)(1)
Equity compensation plans approved by security holders:
2018 Omnibus Incentive Plan (1)	-	$-	-
Special Grant (2)	2,170,500	1.26	640,000

(1)

Consists of our 2018 Omnibus Incentive Plans, as approved by our stockholders on November 8, 2017. See Note 14, “Stock-Based Compensation” of the Notes to the Consolidated Financial Statements included in our Annual Reports on Form 10-K filed with the SEC on June 14, 2021.

(2)	Consists of 4.5 million shares as special grants of common stock, as approved by our stockholders on January 7, 2020 and January 11, 2021.

Vote Required for Special Grant of Shares

The approval of the grant of Compensation Shares will require the affirmative vote of the holders of a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote thereat.  In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

The Board of Directors recommends that you vote FOR the grant of Proxies solicited by management for which no specific direction is included will be voted FOR the grant of The Compensation Shares.

| 2021 Form DEF 14A

PROPOSAL FOUR

THE ADJOURNMENT PROPOSAL

If, at the Annual Meeting of stockholders on October 15, 2021, the number of shares of the Company’s common stock present or represented and voting in favor of adoption or rejection of the proposals is insufficient to adopt such proposals under the applicable rules and regulations, the Company’s Executive Chairman intends to move to adjourn the Annual Meeting in order to enable our Board of Directors to solicit additional proxies.

In this Proposal Four, we are asking you to authorize Ram Mukunda or Richard Prins to vote in favor of an adjournment of the Annual Meeting to another time and place for the purpose of soliciting additional proxies.  If the stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously submitted proxies.  Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against some of the proposals, we could adjourn the Annual Meeting without a vote on that particular proposal and seek to convince the holders of those shares to change their votes to votes in favor of adoption of such proposal.

If our stockholders do not approve the Adjournment Proposal, our Board of Directors may not be able to adjourn the Meeting to a later date in the event there are not sufficient votes at the time of the Meeting.

Vote Required and Board Recommendation

The Adjournment Proposal, if a quorum is present, requires the affirmative vote of a majority of the votes, which could be cast by holders of all shares of stock entitled to vote thereon, which are present in person or by proxy at the Annual Meeting.  In the absence of a quorum, the stockholders present, by majority vote, may adjourn the Meeting.  Broker non-votes will have no effect on the outcome of the vote on the Adjournment Proposal.

Our Board of Directors recommends that you vote FOR the Adjournment Proposal. Proxies solicited by management for which no specific direction is included will be voted FOR the Adjournment Proposal.

| 2021 Form DEF 14A

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth information regarding the beneficial ownership of our common stock as of September 10, 2021, by each person known by us to be the beneficial owner of more than 5 percent of our outstanding shares of common stock, each of our executive officers and directors, and all of our officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, which is based upon fully-diluted shares of common stock outstanding as of September 10, 2021, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has exercised options or warrants to purchase shares of our common stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise noted, the nature of the ownership set forth in the table below is common stock of the Company. The table below sets forth as of September 10, 2021, except as noted in the footnotes to the table, certain information with respect to the beneficial ownership of the Company’s common stock by (i) all persons or groups, according to the most recent Schedule 13D or Schedule 13G filed with the Securities and Exchange Commission or otherwise known to us, to be the beneficial owners of more than 5 percent of the outstanding common stock of the Company, (ii) each director of the Company, (iii) the executive officers named in the Summary Compensation Table, and (iv) all such executive officers and directors of the Company as a group.

	Shares Owned
Name and Address of Beneficial Owner/Named Executive Officers and Directors: (1)	Number of Shares Beneficially Owned	Percentage of Class*

Ram Mukunda (2)	2,174,760	4.1%

Claudia Grimaldi	437,987	0.8%

Richard Prins	620,000	1.2%

John E. Lynch	246,901	0.5%

All Executive Officers and Directors as a group (4 persons)	3,479,648	5.6%

*Based on fully diluted 52,505,017 shares of common stock outstanding as of the September 10, 2021

(1)	Unless otherwise indicated, the address of each of the individuals listed in the table is c/o India Globalization Capital, Inc., 10224 Falls Road, Potomac, MD 20854.
(2)	The beneficial ownership table does not include 727,417 shares of common stock that is owned by Mr. Mukunda’s spouse for which Mr. Mukunda has no voting, dispositive or financial rights.

| 2021 Form DEF 14A

Delinquent Section 16(a) Reports

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our officers, directors, and beneficial owners of more than 10% of our equity securities to timely file certain reports regarding ownership of and transactions in our securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to us. Section 16(a) compliance was required during Fiscal 2021. Based on a review of Forms 3, 4, and 5 and amendments thereto furnished to us pursuant to Rule 16a-3(e) under the Exchange Act, we believe that Fiscal 2021’s filing requirements under Section 16(a) of the Exchange Act have been satisfied.

DIRECTORS, EXECUTIVE OFFICERS AND GOVERNANCE OF THE COMPANY

Executive Officers and Directors

The names, ages and positions of our executive officers and directors as of September 10, 2021, are as follows:

Name	Positions	Age	Director Since	Term will Expire

Ram Mukunda	President, Chief Executive Officer and Director (Class C director)	62	2005	2022

Richard Prins	Chairman of the Board of Directors (Class B director)	64	2007	2021

John E. Lynch	Director (Class A director)	84	2021	2023

Claudia Grimaldi	Vice-President and Principal Financial Officer (PFO)	50	—	—

Rohit Goel	Senior Director of Accounting & Principal Accounting Officer (PAO)	27	—	—

The principal occupations for the past five years (and, in some instances, for prior years) of our Principal Financial and Principal Accounting Officers are set out below and for others in Proposal One. There are no family relationships between any of our executive officers or directors.

Claudia Grimaldi, Vice-president and PFO, is responsible for managing the accounting and finance teams in various countries and is responsible for ensuring timely and accurate statutory and regulatory compliance (SEC, FINRA, NYSE, IRS, XETRA 2, among others). She has more than ten years of experience with SEC filings, regulatory compliance, and disclosures, having held increasing responsibilities first as Manager of financial reporting and compliance from May 2011 to 2013 and then as then as General Manager financial reporting and compliance from 2013 to May 2018. She also serves as a Director/Manager for some of our subsidiaries. Ms. Grimaldi graduated summa cum laude from Javeriana University, a top five university in Colombia, with a Bachelor of Arts in Psychology. She holds an MBA in General Management, graduating with Highest Honors, from Meredith College, in North Carolina. She is a member of Delta Mu Delta International Honor Society. In addition, she has attended the Darden School of Business Financial Management Executives program at the University of Virginia, and SEC reporting and compliance seminars. She is also fluent in both English and Spanish.

Rohit Goel is our Senior Director of Accounting and has been our Principal Accounting Officer (PAO) since September 2017. He is responsible for all accounting matters relating to the Company. His previous experience includes leading USGAAP audit teams and leading or assisting in the statutory audit of limited and private companies in various industries including telecom, stock brokerage, manufacturing, education, banking, and digital marketing. Mr. Goel has a Bachelor’s in accounting from Delhi University (2015), an MBA in Finance, from the Institute of Management and Technology (2021). He is pursuing a Master’s in accounting (2021) and awaiting his license as a U.S. CPA (2021).

| 2021 Form DEF 14A

Board of Directors; Independence

Our Board of Directors is divided into three classes (Class A, Class B and Class C) with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the Class A director, consisting of John Lynch, will expire at the 2023 annual meeting of stockholders. The term of office of the Class B director, currently consisting of Richard Prins, will expire at the 2021 annual meeting of stockholders. The term of office of the Class C director, currently consisting of Ram Mukunda, will expire at the 2022 annual meeting of stockholders. These individuals have played a key role in identifying and evaluating prospective acquisition candidates, selecting the target businesses, and structuring, negotiating and consummating acquisitions.

The NYSE American, upon which our shares are listed, requires the majority of our Board to be “independent.” The NYSE American listing standards define an “independent director” generally as a person, other than an officer or an employee of the company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment. Consistent with these standards, the Board of Directors has determined that Messrs. Prins and Lynch are independent directors.

Board leadership structure

The Board believes its current leadership structure best serves the objectives of the Board’s oversight of management, the Board’s ability to carry out its roles and responsibilities on behalf of IGC’s shareholders, and IGC’s overall corporate governance. The Board also believes that the separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing IGC, while leveraging the Chairman’s experience and perspectives. The Board periodically reviews its leadership structure to determine whether it continues to best serve IGC and its shareholders.

Board oversight of risk management

The Board is responsible for overseeing the major risks facing the Company while management is responsible for assessing and mitigating the Company’s risks on a day-to-day basis. The Board has designated the Audit Committee with the responsibility for overseeing enterprise risk management. The Audit Committee discusses the steps management has taken to monitor and mitigate these risks, if any. In establishing and reviewing IGC’s executive compensation, the Compensation Committee considers whether the compensation program is focused on long-term shareholder value creation and whether it encourage short-term risk taking at the expense of long-term results. The Compensation Committee has also reviewed IGC’s compensation program and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on IGC. Other Board committees also consider risks within their areas of responsibility and apprise the Board of significant risks and management’s response to those risks.

Audit Committee

Our Board of Directors has established an Audit Committee currently composed of two independent directors who report to the Board of Directors. Messrs. Prins and Lynch, each of whom is an independent director under the NYSE American listing standards, serve as members of our Audit Committee. Mr. Prins is the Chairman of our Audit Committee. In addition, we have determined that Messrs. Prins and Lynch are “audit committee financial experts,” as that term is defined under Item 407 of Regulation S-K. The Audit Committee is responsible for meeting with our independent accountants regarding, among other issues, audits and the adequacy of our accounting and control systems. The audit committee charter is followed by the committee.

Compensation Committee

Our Board of Directors has established a Compensation Committee composed of two independent directors, Messrs. Lynch and Prins. Mr. Prins is the current Chairman of our Compensation Committee. The Compensation Committee’s purpose is to review and approve compensation paid to our officers and directors, to administer our 2018 Omnibus Incentive Plan, and if Proposal Three is approved, to administer the grant of up to 3,500,000 shares. As per the compensation committee charter, candidate experience, knowledge and performance are used to evaluate the candidate. The compensation is accordingly decided for the candidate as per the industry standards.

| 2021 Form DEF 14A

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is comprised of two independent members of the Board of Directors, Richard Prins and John E. Lynch. No executive officer of the Company served as a director or member of the Compensation Committee of any other entity.

The Compensation Committee was responsible for determining executive compensation and the award of stock, and stock options to employees, advisors, and directors during Fiscal 2021. No consultants were used by the Compensation Committee during Fiscal 2021.

Nominating and Corporate Governance Committee

In the future, we intend to establish a nominating and corporate governance committee. The primary purpose of the nominating and corporate governance committee will be to identify individuals qualified to become directors, recommend to the Board of Directors the candidates for election by stockholders or appointment by the Board of Directors to fill a vacancy, recommend to the Board of Directors the composition and chairs of Board of Directors committees, develop and recommend to the Board of Directors guidelines for effective corporate governance, and lead an annual review of the performance of the Board of Directors and each of its committees. We do not have any formal process for stockholders to nominate a director for election to our Board of Directors. Currently, nominations are selected or recommended by a majority of the independent directors as stated in Section 804(a) of the NYSE American Company Guide. Since the Company is a small reporting company with limited officers and directors, the committee currently does not have a nomination committee charter. Board of Director nominations occur by either selection or recommendation of a majority of the independent directors.

Disclosure Committee

The CEO and the PFO supervise and oversee the Disclosure Committee. The Board has appointed Mr. Richard Prins as the Chairperson of the Disclosure Committee. The Disclosure Committee’s responsibilities are to design, implement and regularly evaluate the Company’s internal controls and procedures, to ensure that the company provides the stakeholders, including the Securities and Exchange Commission (SEC), security holders, and the investment community, disclosures that comply with regulations and other compliance obligations. The Disclosure Committee will review all required material and relevant reports related to disclosure statements, including annual reports on Form 10-K, quarterly reports on Form 10-Q, press releases, and social media containing financial information and other related public documents. The Disclosure Committee meets not less than once per quarter and reviews and reassess the adequacy of the Disclosure Committee’s Charter at least annually.

Audit Committee Financial Expert

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate,” as defined under the NYSE American listing standards, who understand the audit committee functions. The NYSE American’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to the NYSE American that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting or auditing, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication, along with understanding of internal control over financial reporting. The Board of Directors has determined that Messrs. Prins and Lynch satisfy the NYSE American’s definition of financial sophistication and qualify as “audit committee financial experts,” as defined under rules and regulations of the SEC.

Ownership Guidelines

To align the interests of the Board of Directors directly with the interests of the stockholders, the Committee recommends that each Board member maintain a minimum ownership interest in our company. We have implemented IGC’s Stock Ownership Guidelines requiring directors to retain ownership of 35% of the common stock that they receive upon joining the Board, if any, and that they receive as part of any compensation during their tenure on the Board, if any, except that the Stock Ownership Guidelines shall not apply where a director transfers stock to a personal trust(s) or makes a gift.

| 2021 Form DEF 14A

Board and Committee Meetings

During Fiscal 2021, there were nineteen Board meetings, eight meetings of the Audit Committee and three Compensation Committee meetings, all of which were attended, either in person or telephonically, by all our directors of the Board and all of the members of the committees, respectively.

Communications with the Board

Any matter intended for the Board or any individual member of the Board should be directed to Investor Relations at the Company’s principal executive office, with a request to forward the communication to the intended recipient. In general, any shareholder communication delivered to the Company for forwarding to Board members will be forwarded in accordance with the shareholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials.

Indemnification Agreements

We are party to indemnification agreements with each of the executive officers and directors. Such indemnification agreements require us to indemnify these individuals to the fullest extent permitted by law. Under the terms of the indemnification agreements, we intend to agree to indemnify our officers and directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent director in connection with any proceeding if the officer or director acted in good faith and did not derive an improper personal benefit from the transaction or occurrence that is the basis of the proceeding.

Annual Meeting Attendance

All directors, either in person or telephonically, attended the 2021 annual shareholders meeting. We have a formal policy requiring the members of our Board of Directors to attend annual stockholder meetings in person or by telephone or video conference.

Corporate governance, code of conduct and ethics

A code of business conduct and ethics is a written standard designed to deter wrongdoing and to promote (a) honest and ethical conduct, (b) full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements, (c) compliance with applicable laws, rules and regulations, (d) the prompt reporting violation of the code and (e) accountability for adherence to the code. The Company has adopted a written code of ethics (the “Code of Ethics”) that applies to the Company’s Chief Executive Officer and senior financial officers, including the Company’s Principal Accounting Officer, Controller, and persons performing similar functions (collectively, the “Senior Financial Officers”), in accordance with applicable federal securities laws and the rules of the NYSE American, and to all employees. Investors or any other person may view our Code of Ethics free of charge on the corporate governance subsection of the investor relations portion of our website at www.igcinc.us. The Company has established separate audit and compensation committees that are described elsewhere in this report. The Company does not have a separate nominating committee. Accordingly, Board of Director nominations occur by either selection or recommendation of a majority of the independent directors.

All our data, except accounting data, is stored in the cloud on multiple servers that helps us mitigate the overall risk of losing data. As part of corporate governance, we also have a cybersecurity policy that employees are required to comply with to safeguard their systems from cyber-attacks.

Director and Officer Derivative Trading and Hedging Policy

The Company has adopted a policy which prohibits our officers, non-employee directors, and key personnel from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock.

| 2021 Form DEF 14A

Compensation for Executive Officers of the Company

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to (i) All individuals serving as the smaller reporting company's principal executive officer or acting in a similar capacity during the last completed fiscal year (PEO), regardless of compensation level; (ii) The smaller reporting company's two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year and whose compensation exceeded $100,000 a year; and (iii) Up to two additional individuals for whom disclosure would have been provided pursuant to paragraph (ii) but for the fact that the individual was not serving as an executive officer of the smaller reporting company at the end of the last completed fiscal year. Based on the foregoing, The Company determined that compensation disclosure was only required for Mr. Mukunda and Ms. Grimaldi.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award (1) ($)	Other compensation (2) ($)	Total Compensation ($)
Ram Mukunda	2021	292,000	500,000	-	9,000	801,000
President and CEO	2020	300,000	200,000	210,000	9,000	719,000

Claudia Grimaldi	2021	147,000	100,000	-	1,000	248,000
Vice President, PFO	2020	150,000	110,000	60,000	1,000	321,000

(1)

The Stock Award amounts reported represent the fair value of stock awards to the named executive officer as computed using the closing price for the day the issuance was granted. There were no stock awards granted to the named executive officers in this table during Fiscal 2021.

(2)	Includes life insurance.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to outstanding equity awards held by the Company’s named Executive Officers as of March 31, 2021.  None of the named executive officers holds any stock options.

Outstanding Equity Awards at Fiscal End

Name	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
Ram Mukunda (1)	-	-
Claudia Grimaldi (1)	-	-

(1)	The named executive officers in this table had no outstanding equity awards as of March 31, 2021.

Employment Contracts

Ram Mukunda has served as President and Chief Executive Officer of our Company since its inception. On July 14, 2014, the Company, IGC-Mauritius (“IGC-M”), and Mr. Mukunda entered into the 2014 Employment Agreement. Pursuant to the 2014 Employment Agreement, which was extended again for an additional year to July 2022, we pay Mr. Mukunda a base salary of $300,000 per year. The Employment Agreement provides that the Board of Directors of our Company may review and update the targets and amounts for the net revenue and salary and contract bonuses on an annual basis. Mr. Mukunda is entitled to benefits, including insurance, participation in company-wide 401(k), reimbursement of business expenses, 20 days of annual paid vacation, sick leave, domestic help, driver, cook and a car (subject to partial reimbursement by Mr. Mukunda of rental payments for the car and reimbursement of business expenses).

| 2021 Form DEF 14A

Claudia Grimaldi has served as Vice President and Principal Financial Officer of the Company since May 9, 2018. On June 14, 2019, the Company and Ms. Grimaldi entered into an Employment Agreement that expires on May 8, 2023 (the “2019 Employment Agreement”). Pursuant to the Employment Agreement, we pay Ms. Grimaldi a base salary of $150,000 per year. The Employment Agreement provides that the Company may review and update performance targets and contract bonuses on an annual basis. Ms. Grimaldi is entitled to benefits, including insurance, participation in company-wide 401(k), reimbursement of business expenses, 20 days of annual paid vacation, sick leave, and a car (subject to partial reimbursement by Ms. Grimaldi of rental payments for the car).

The term of both the 2014 and 2019 Employment Agreements is five years, after which the Agreements continue unless terminated. The Employment Agreements are terminable by us for death, disability, and cause. In the event of a termination without cause, including a change of control, we would be required to pay Mr. Mukunda his full compensation for three years and Ms. Grimaldi, 1.5 years (18 months) of her base salary.

For non-employee directors, the Company has a standard compensation arrangement (such as fees for committee service, service as chairman of the board or a committee, and meeting attendance).

Compensation Risk Assessment

In setting compensation, the Compensation Committee considers the risks to our stockholders and to achievement of our goals that may be inherent in our compensation programs. The Compensation Committee reviewed and discussed its assessment with management and concluded that our compensation programs are within industry standards and are designed with the appropriate balance of risk and reward to align employees’ interests with those of our Company and do not incent employees to take unnecessary or excessive risks. Although a portion of our executives’ and employees’ compensation is performance-based and “at risk,” we believe our compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on our Company.

Securities authorized for issuance under equity compensation plans

The following table shows (in thousands), as of March 31, 2021, information regarding outstanding awards available under our compensation plans (including individual compensation arrangements) under which our equity securities may be delivered.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities available for future issuance (excluding shares in column (a)(1)
Equity compensation plans approved by security holders:
2018 Omnibus Incentive Plan (1)	-	$-	-
Special Grant (2)	1,599,500	$0.32	2,715,000

(1) Consists of our 2018 Omnibus Incentive Plans, as approved by our stockholders on November 8, 2017. See Note 14, “Stock-Based Compensation” of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on June 14, 2021.

(2) Consists of 2 million shares as a special grant of common stock, as approved by our stockholders on January 7, 2020 and 2.5 million shares as a special grant of common stock, as approved by our stockholders on January 11, 2021.

| 2021 Form DEF 14A

Compensation of Directors

The following table shows information regarding the compensation earned or paid during Fiscal 2021 to non-employee directors who served on the Board during the year. The compensation paid to Mr. Mukunda is shown in the table entitled “Summary Compensation Table.”

Compensation of Directors

Name	Stock awards	Total Compensation
John E. Lynch	$-	$-

Richard Prins	$-	$-

No cash or stock compensation was awarded to, earned by, or paid to the named directors in Fiscal 2021 for services provided as directors. All compensation paid to our employee director is set forth in the tables summarizing executive officer compensation above. The stock awards column reflects the grant date fair value, in accordance with Accounting Standards Codification (ASC) Topic 718, Compensation — Stock Compensation (formerly Statement of Financial Accounting Standards (SFAS) No. 123R) for awards pursuant to the Company’s equity incentive program. The grant date fair value for RSUs and restricted stock is measured based on the closing price of IGC’s common stock on the date of grant. No options are issued and outstanding to our Directors.

Assumptions used in the calculation of these amounts for Fiscal 2021 are included in Note 14, “Stock-Based Compensation” to the Company’s audited financial statements for Fiscal 2021 on Form 10-K filed with the SEC on June 14, 2021, included in this report. The Company cautions that the amounts reported in the Director Compensation Table for these awards may not represent the amounts that the directors will actually realize from the awards. Whether, and to what extent, a director realizes value will depend on the Company’s actual operating performance and stock price fluctuations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

During the last two fiscal years, we have not entered into any material transactions or series of transactions that would be considered material in which any officer, director or beneficial owner of 5% or more of any class of our capital stock, or any immediate family member of any of the preceding persons, had direct or indirect material interest, nor are there any such transactions presently proposed, other than the agreements with the affiliates of our CEO as described under “Executive Compensation – Compensation for Executive Officers of the Company.”

Review, Approval or Ratification of Related Party Transactions

We have a written policy for the review and approval of transactions with related persons. It is our policy for the disinterested members of our Board to review all related party transactions on a case-by-case basis. To receive approval, a related-party transaction must have a business purpose for us and be on terms that are fair and reasonable to us and as favorable to us as would be available from non-related entities in comparable transactions.

| 2021 Form DEF 14A

AUDIT INFORMATION

Principal Accountant Fees and Services

Manohar Chowdhry & Associates (MCA) is our Principal Independent Registered Public Accounting Firm engaged to examine our financial statements for Fiscal 2021. During the Company’s two most recent fiscal years ended March 31, 2021 and 2020, and through June 2, 2021, the Company did not consult with MCA on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and MCA has not provided either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Audit Related and Other Fees

The table below shows the fees that we paid or accrued for the audit and other services provided by Manohar Chowdhry & Associates for Fiscal 2021 and Fiscal 2020.

Audit Fees

This category includes the audit of our annual financial statements, review of financial statements included in our annual and quarterly reports and services that are normally provided by the independent registered public accounting firms in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Internal control audit fees

This category includes the audit of the Company’s internal control over financial reporting based on criteria established in Internal Control—Integrated Framework: (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

Audit-Related Fees

This category consists of assurance and related services by the independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include services relating to our registration statement and consultation regarding our correspondence with the SEC.

Tax Fees

This category consists of professional services rendered for tax compliance, tax planning and tax advice. These services include tax return preparation and advice on state and local tax issues.

All Other Fees

This category consists of fees for other miscellaneous items.

	March 31,
	2021	2020

Audit Fees - Manohar Chowdhry & Associates (i)	$64,000	$62,000
Audit-Related Fees - Manohar Chowdhry & Associates	-	-
Tax Fees	9,000	7,000
All other Fees	-	-
Total	$73,000	$69,000

| 2021 Form DEF 14A

Policy on Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the audit committee of our Board of Directors has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, our Board of Directors has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Prior to engagement of the independent auditor for the next year’s audit, management may submit, if necessary, an aggregate of services expected to be rendered during that year for each of the following four categories of services to our Board of Directors for approval.

1.

Audit services include audit work performed in the preparation of financial statements and audit of internal controls, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.

Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.

Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.

4.	Other Fees are those associated with services not captured in the other categories.

Prior to engagement, our Board of Directors pre-approves these services by category of service. The fees are budgeted, and our Board of Directors requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, our Board of Directors requires specific pre-approval before engaging the independent auditor.

Our audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to our Board of Directors at its next scheduled meeting.

Pre-Approved Services

The Audit Committee’s charter provides for pre-approval of audit, audit-related and tax services to be performed by the independent auditors. The Audit Committee approved the audit, audit-related and tax services to be performed by independent auditors and tax professionals in Fiscal 2021. The charter also authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has not delegated such authority to its members.

| 2021 Form DEF 14A

Audit Committee Report

The Audit Committee of the Board is composed of two directors, each of whom meets the current NYSE American test for independence. The Committee acts under a written charter adopted by the Board. The Audit Committee has prepared the following report on its activities with respect to the Company’s audited financial statements for Fiscal 2021 (the “Audited Financial Statements”):

•	The Audit Committee reviewed and discussed the Company’s Audited Financial Statements with management;
•

The Audit Committee discussed with Manohar Chowdhry & Associates, the Company’s independent auditors for Fiscal 2021, the matters required to be discussed by AS 1300, as adopted by the Public Company Accounting Oversight Board;

•

The Audit Committee received from the independent auditors the written disclosures regarding auditor independence and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with Manohar Chowdhry & Associates, its independence from the Company and its management, and considered whether Manohar Chowdhry & Associates’ provision of non-audit services to the Company was compatible with the auditor’s independence; and

•

Based on the review and discussion referred to above, and in reliance thereon, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for Fiscal 2021, for filing with the U.S. Securities and Exchange Commission.

All members of the Audit Committee concur in this report.

AUDIT COMMITTEE:

Richard Prins

John E. Lynch

| 2021 Form DEF 14A

PROPOSALS FOR 2022 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, if you desire to make a proposal to be acted upon at the 2022 Annual Meeting of Stockholders, you must deliver the proposal, in proper form, to the Secretary of the Company, no later than May 19, 2022, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting.   Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.  The address for the Secretary of the Company is 10224 Falls Road, Potomac, Maryland.

Our Bylaws also prescribe the procedure that a stockholder must follow to nominate directors or to bring other business before stockholders’ meetings.  To nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of the Company (i) no later than July 17, 2022, and no earlier than June 22, 2022 or (ii) if the date of the 2022 Annual Meeting of Stockholders is advanced by more than thirty days or delayed by more than sixty days from the anniversary date of this Annual Meeting, no earlier than the close of business on the later of the one hundred and twentieth day prior to such Annual Meeting or not later than the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation and no earlier than the close of business on the ninetieth day prior to such Annual Meeting.

Notice of a nomination for director must describe various matters regarding the nominee and the stockholder giving the notice.  Notice of other business to be brought before the Annual Meeting must include a description of the proposed business, the reasons therefore, and other specified matters.  The nominating committee will consider candidates recommended by stockholders in the same manner it considers other candidates.  Any stockholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company, at the address set forth above.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, has been provided to all stockholders as of September 10, 2021. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

| 2021 Form DEF 14A

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF INDIA GLOBALIZATION CAPITAL, INC.

for the October 15, 2021 Annual Meeting of Stockholders and any postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Stockholders’ Meeting of India Globalization Capital Inc. to be held on October 15, 2021, (the “Annual Meeting”), and the associated Proxy Statement; (b) appoints Ram Mukunda, as proxy, with the power to appoint a substitute; (c) authorizes each proxy to represent and vote, as designated below, all of the shares of common stock of the Company, par value $0.0001 per share, held of record by the undersigned at the close of business on September 10, 2021, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 15, 2021:

This Proxy Statement, the Notice of Annual Meeting of Stockholders and Our Annual Report to Stockholders are available at http://www.igcinc.us.

1.

To elect Mr. Richard Prins to the Company’s board of directors to serve as a Class B director until the 2024 annual meeting of Stockholders and until such director’s respective successor shall be duly elected and qualified, or until such director’s earlier death, resignation or removal from office;

	MR. RICHARD PRINS	FOR ☐	WITHHOLD ☐

2.	To ratify the appointment of Manohar Chowdhry & Associates, as the Company’s independent registered public accounting firm for the 2022 fiscal year;

	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.

To approve the grant of 3,500,000 shares of common stock to be granted from time to time to the Company’s current and new employees, advisors, directors, and consultants by the board of directors, pursuant to certain metrics including performance, vesting, and incentive as set by the board of directors and or the CEO;

	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.

To act upon such other matters as may properly come before the Annual Meeting, including any proposal to adjourn or postpone of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies (the “Adjournment Proposal”).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this Proxy will be voted FOR proposals set forth above. Please sign, date and return this Proxy as promptly as possible in the envelope provided.

Dated: __________________, 2021.
X ________________________________	X _________________________
Signature(s) of Stockholders

Joint owners should each sign.  Signature(s) should correspond with the name(s) printed on your stock certificates.  Attorneys, executors, administrators and guardians should give full title.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

| 2021 Form DEF 14A